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                              WGT CONSULTANTS LTD.
                           410 - 455 Granville Street
                              Vancouver, BC V6C 1T1




                        CONSENT OF GEOLOGICAL CONSULTANT
                        --------------------------------



I hereby consent to the inclusion and reference of my report dated June, 2002, entitled "Geological Report on the Wheaton River Property (Peek 1-8 Mineral Claims; YC19158-YC19165)", in the Form SB-2 Registration Statement to be filed by Texada Ventures Inc. with the United States Securities and Exchange Commission.




Dated  the  9th  day  of  April,  2003





/s/ W.G.  Timmins
----------------------
W.G.  Timmins,  P.Eng.
Consulting  Geologist